WESTPEAK 130/30 GROWTH FUND

Supplement dated October 2, 2007 to the Westpeak 130/30 Growth Fund Statement of Additional Information – Part II dated August 1, 2007, as may be revised and supplemented from time to time

Effective September 14, 2007, Sandra O. Moose was re-appointed as the Chairperson of the Board to serve for a two-year period.

Effective September 14, 2007, the table “Officers of the Trust” under the sub-section “Trustees and Officers” within the section “Management of the Trusts” is amended to add the following text:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

SP362-1007